UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2025

UNISYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8729	38-0387840
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lakeview Drive, Suite 100
 Blue Bell, Pennsylvania 19422

(Address of principal executive offices) (Zip Code)

(215) 986-4011

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	UIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 5.07 below, at the Annual Meeting of Stockholders of Unisys Corporation (the “Company”) held on May 8, 2025 (the “Annual Meeting”), stockholders approved certain amendments to the Company’s Restated Certificate of Incorporation (the “Charter”) to:

•	limit the liability of certain officers of the Company consistent with current Delaware law; and

•	clarify that indemnification is permissive rather than mandatory, for any employee or agent of the Company or any person serving as a director, officer, employee or agent of another enterprise at the request of the Company (the foregoing, the “Approved Charter Amendments”).

These Approved Charter Amendments were previously approved by the Board of Directors of the Company (the “Board”), subject to stockholder approval, and became effective upon the filing of the Charter of the Company with the Delaware Secretary of State on May 9, 2025 (the “Effective Date”). Additional details of the Approved Charter Amendments are included in the Company’s definitive Proxy Statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 24, 2025.

The Charter also incorporates certain technical, clarifying and conforming changes, including to remove stale references to the 2011 annual meeting of stockholders.

A copy of the Charter is included as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2025, Unisys Corporation (the "Company") held its Annual Meeting. As of the close of business on March 10, 2025, the record date for the Annual Meeting, 71,068,100 shares of the Company's common stock, par value $0.01 per share ("Common Stock"), were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 63,390,226 shares of the Company Common Stock were voted in person or by proxy, representing 89.19% of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon by stockholders of the Company at the Annual Meeting, all of which are described in the Company's definitive proxy statement filed with the SEC on March 24, 2025.

1.	Election of Directors. The 11 director nominees, whose names are set forth below, were elected as directors, constituting the entire Board of Directors of the Company, to serve until the Company's 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified. Relevant voting information for each person was as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter Altabef	53,931,944	860,910	91,443	8,505,929
Nathaniel A. Davis	54,057,342	699,300	127,655	8,505,929
Matthew J. Desch	53,876,586	880,425	127,286	8,505,929
Philippe Germond	52,960,994	1,827,204	96,099	8,505,929
Deborah Lee James	53,920,300	832,566	131,431	8,505,929
John A. Kritzmacher	54,150,156	649,154	84,987	8,505,929
Paul E. Martin	54,144,971	652,122	87,204	8,505,929
Regina Paolillo	53,947,587	861,768	74,942	8,505,929
Troy K. Richardson	54,133,692	664,937	85,668	8,505,929
Roxanne Taylor	53,910,533	843,948	129,816	8,505,929
Michael M. Thomson	54,257,247	545,656	81,394	8,505,929

2.	Advisory Vote on 2024 Named Executive Officer Compensation. The proposal for approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers was approved by the following vote: 45,909,766 shares for the proposal, 8,586,870 shares against the proposal, 387,661 shares abstaining and 8,505,929 broker non-votes.

3.	Ratification of Appointment of the Independent Registered Public Accounting Firm. The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year was ratified by the following vote: 63,080,047 shares for the proposal, 206,542 shares against the proposal and 103,637 abstentions.

4.	Approval of the Amendment to the Company's 2024 Long-Term Incentive and Equity Compensation Plan. The proposal for approval of the amendment to the Company's 2024 Long-Term Incentive and Equity Compensation Plan was approved by the following vote: 52,722,750 shares for the proposal, 2,066,812 shares against the proposal, 94,735 shares abstaining and 8,505,929 broker non-votes.

5.	Approval of the Amendment to the Company’s Charter to Eliminate Supermajority Voting Provisions. The proposal for approval of the amendment to the Company’s Charter to eliminate the supermajority voting provisions was not approved and received the following vote: 54,163,298 shares for the proposal, 648,882 shares against the proposal, 72,117 shares abstaining and 8,505,929 broker non-votes.

6.	Approval of the Amendment to the Company’s Charter to Limit the Liability of Certain Officers as Permitted by Delaware Law. The proposal for approval of the amendment to the Company’s Charter to limit liability of certain officers as permitted by Delaware law was approved by the following vote: 46,342,158 shares for the proposal, 8,452,635 shares against the proposal, 89,504 shares abstaining and 8,505,929 broker non-votes.

7.	Approval of the Amendment to the Company’s Charter to Clarify Indemnification Provisions. The proposal for approval of the amendment to the Company’s Charter to clarify the indemnification provisions was approved by the following vote: 53,256,527 shares for the proposal, 1,537,435 shares against the proposal, 90,335 shares abstaining and 8,505,929 broker non-votes.

There were no other matters presented for a vote at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Unisys Corporation, effective as of May 9, 2025

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unisys Corporation

Date: May 14, 2025	By:	/s/ Debra McCann
Debra McCann
Executive Vice President and Chief Financial Officer